Exhibit 10(yy)

Execution Version

LIMITED FORBEARANCE AGREEMENT
This Limited Forbearance Agreement (this “Agreement”), dated as of December 1, 2016 is entered into by and among (a) (i) Energy Future Holdings Corp., a Texas corporation (“EFH Corp.”); (ii) Energy Future Intermediate Holding Company LLC (“EFIH”), a Delaware limited liability company and a direct, wholly-owned subsidiary of EFH Corp.; (iii) EFIH Finance Inc. (“EFIH Finance,” and together with EFIH, the “EFIH Debtors”), a Delaware corporation and a direct, wholly-owned subsidiary of EFIH; and (iv) each of EFH Corp.’s other direct and indirect subsidiaries listed on the signature pages hereto (each of the foregoing entities identified in subclauses (i) through (iv) an “EFH/EFIH Debtor” and, collectively, the “EFH/EFIH Debtors”) and (b) NextEra Energy, Inc., a Florida corporation (“NEE”) (each of the foregoing, a “Party” and, collectively, the “Parties”).
RECITALS
WHERAS, The EFH/EFIH Debtors, NEE and certain funds and accounts advised or sub-advised by Fidelity Management & Research Company or its affiliates (collectively, the “Fidelity Funds”) that hold or direct the vote of Claims against the EFH/EFIH Debtors, excluding EFIH First Lien DIP Claims, are parties to an Amended and Restated Plan Support Agreement dated as of September 19, 2016 (the “PSA”);
WHEREAS, pursuant to Section 8.03(d) of the PSA, if the Bankruptcy Court fails to enter the Alternative E-Side Confirmation Order on or before December 15, 2016 (the “Confirmation Milestone”), NEE will have the right to terminate the PSA as between all Parties;
WHEREAS, on or shortly after the date hereof, the EFH/EFIH Debtors will file with the Bankruptcy Court an amended Alternative E-Side Disclosure Statement (the “Amended Alternative E-Side Disclosure Statement”) and the amended Alternative E-Side Plan attached hereto as Exhibit A (the “Amended Alternative E-Side Plan”); and
WHEREAS, subject to the terms and conditions set forth herein, the EFH/EFIH Debtors have requested that NEE forbear from taking a Termination Action;
NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Parties agree as follows:
1.Definitions. All capitalized terms used in this Agreement and the Recitals hereto which are defined in the PSA and which are not otherwise defined herein shall have the meanings set forth in the PSA. As used in this Agreement, the following terms shall have the respective meanings indicated below and in the Recitals and Preamble hereof:

“Forbearance Period” shall mean the period beginning on the date hereof and ending on the earlier of (i) February 22, 2017 and (ii) the occurrence of a Forbearance Termination Event.
“Forbearance Termination Event” shall mean the occurrence of any of the following: (i) the Bankruptcy Court shall not have entered an order approving the Amended Alternative E-Side Disclosure Statement as containing "adequate information" as required by section 1125 of the Bankruptcy Code on or before January 5, 2017; or (ii) the EFH/EFIH Debtors (a) file any plan of reorganization or other restructuring document for the EFH/EFIH Debtors other than the Amended Alternative E-Side Plan or (b) amend, modify or supplement in any manner the Amended Alternative E-Side Plan, in each case, without the express written consent of NEE, which consent shall be given or withheld in NEE's sole discretion.
“Termination Action” shall mean the exercise by NEE of its right to terminate the PSA pursuant to Section 8.03(d) thereof.
2.Limited Forbearance. For the duration of the Forbearance Period, subject to the terms and conditions set forth herein, NEE agrees that it shall forbear from taking a Termination Action. If the Bankruptcy Court enters an order confirming the Amended Alternative E-Side Plan and authorizing all of the transactions and agreements contemplated by the Amended Alternative E-Side Plan with respect to the EFH/EFIH Debtors (the "Alternative E-Side Confirmation Order") at any time during the Forbearance Period, then NEE hereby agrees to permanently forbear from taking a Termination Action.

3.Reference to, and Effect on, the PSA. The execution, delivery and effectiveness of this Agreement shall not, except to the extent of the limited forbearance set forth in Section 2 hereof, operate as a forbearance or waiver of any right, power or remedy of NEE under the PSA, nor constitute a waiver of any provision of the PSA. NEE expressly reserves all of its rights and remedies with respect to any other present or future event, circumstance or breach arising under the PSA. The PSA remains in full force and effect in all respects, notwithstanding the execution and delivery of this Agreement.

4.Representations and Warranties. Each of the Parties hereby represents and warrants (with respect to itself) that as of the date hereof:

(a)Such party is a corporation, company or other business entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization;

(b)Such party has full power, authority and legal right to execute and deliver this Agreement, and to perform its obligations and agreements hereunder;

(c)The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate, company or other business entity action on the part of such party; and this Agreement has been duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as its enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally or by general principles of equity;

(d)The execution, delivery and performance by such party of this Agreement do not and will not violate or conflict with (i) the organizational documents of such party, (ii) any law, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality or arbitration panel applicable to it, or (iii) any provision of any indenture, agreement or other instrument to which such party is a party or by which any of its assets or properties is bound or affected.

5.Incorporation by Reference. The terms and provisions of Sections 10.04, 10.06, 10.07, 10.08, 10.11 and 10.15 of the PSA are hereby incorporated by reference as though set forth herein, mutatis mutandis.

6.Miscellaneous.

(a)This Agreement shall be binding on, and shall inure to the benefit of, each of the Parties and its respective successors and permitted assigns. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of each of the Parties with respect to the transactions contemplated hereby, and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement.

(b)Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(c)Except as otherwise provided in this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in the PSA, the provision contained in this Agreement shall govern and control.

(d)This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or email transmission of a pdf file shall be effective as delivery of a manually executed counterpart of this Agreement.

7.Survival. All provisions of this Agreement (including, without limitation, the representations and warranties in Section 4) shall survive and shall be effective both during and after the Forbearance Period, except to the extent that any provision hereof shall expressly limit or restrict the applicability of any term or provision of this Agreement solely to the Forbearance Period.

8.Amendments. This Agreement may be amended with (and only with) the written consent of each of the Parties.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and date first written above.

NEXTERA ENERGY, INC.

CHARLES E. SIEVING______________________
Name: Charles E. Sieving
Title: Executive Vice President and General Counsel

Address:

NextEra Energy, Inc.
700 Universe Blvd.
Juno Beach, FL 33408

E-mail address(es): charles.sieving@nexteraenergy.com
Telephone: (561) 691-7575
Facsimile: (561) 694-3337

[Signature Page to Limited Forbearance Agreement]

EFH/EFIH DEBTOR SIGNATURE PAGES

Energy Future Holdings Corp.
Ebasco Services of Canada Limited
EEC Holdings, Inc.
EECI, Inc.
EFH Australia (No. 2) Holdings Company
EFH Finance (No. 2) Holdings Company
EFH FS Holdings Company
EFH Renewables Company LLC
EFIH Finance Inc.
Energy Future Competitive Holdings Company LLC
Energy Future Intermediate Holding Company LLC
Generation Development Company LLC
LSGT Gas Company LLC
LSGT SACROC, Inc.
NCA Development Company LLC
TXU Receivables Company

ANDREW M. WRIGHT_______________________________________
Name: Andrew M. Wright
Title: Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to Limited Forbearance Agreement]

EXHIBIT A

Intentionally Omitted